UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2011

Bizzingo, Inc.

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(Exact name of registrant as specified in its charter)

Nevada 000-52511 98-0471052

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(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

63 Main Street, #202, Flemington, New Jersey 08822

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 968-0838

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2011, Mr. Gordon Samson resigned in his capacity the Company’s Chief Financial Officer, Treasurer and Director. Mr. Samson did not resign over disagreements with the Company on any matter relating to its operations, policies or practices.

The Company has initiated its search for a replacement chief financial officer and director. In the interim, Mr. Douglas Toth, our Chairman and President, will be acting as our interim chief financial officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bizzingo, Inc.

Date: August 24, 2011 /s/ Douglas Toth

Douglas Toth

Chairman